VERTICAL CAPITAL INVESTORS TRUST

Vertical Capital MLP & Energy Infrastructure Fund

Supplement to the Prospectus
and
 Statement of Additional Information
December 16, 2014
This supplement to the Prospectus and Statement of Additional Information dated May 14, 2014 for the Vertical Capital MLP & Energy Infrastructure Fund (formerly, the Vertical Capital Innovations MLP Energy Fund) (the "Fund"), a series of the Vertical Capital Investors Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-855-609-VCAM (8226).  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that at a meeting of the Vertical Capital Investors Trust held on December 10, 2014, the Board approved an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between Vertical Capital Asset Management, LLC, the Fund's investment adviser (the "Adviser"), and MAI Capital Management, LLC ("MAI"), an investment advisory firm registered with U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.  The Sub-Advisory Agreement became effective upon execution on December 11, 2014.
The terms and conditions of the Sub-Advisory Agreement are substantially identical to those of the previous investment sub-advisory agreement between the Adviser and Capital Innovations, LLC. The Sub-Advisory Agreement provides for the same advisory fee as that previously paid to Capital Innovations, LLC under the terms of the previous investment sub-advisory agreement.  The Sub-Advisory Agreement has been approved by the Fund's shareholder as of the date of the Sub-Advisory Agreement's effectiveness.
In connection with the Sub-Advisory Agreement, the new portfolio managers for the Fund are Jason Putman, Michael R. Wagner, John Zaller and Gerald H. Gray.  Mr. Putman is a Managing Director at MAI and Lead Portfolio Manager for the Fund.  Messrs. Wagner and Zaller are Directors and Portfolio Managers at MAI.  Mr. Gray is a Managing Director and Chief Investment Officer of MAI.  MAI will manage the Fund's assets as described in the Fund's Prospectus and Statement of Additional Information.

An amended Prospectus and Statement of Additional Information further describing the appointment of MAI as the Fund's sub-adviser will be forthcoming.

Investors Should Retain This Supplement for Future Reference